UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-9391

THE FORESTER FUNDS, INC.

(Exact name of registrant as specified in charter)

612 Paddock Lane

Libertyville, Illinois                      60048

(Address of principal executive offices)

(Zip code)

Thomas H. Forester

Forester Capital Management, Ltd.

612 Paddock Lane

Libertyville, Illinois 60048

(Name and address of agent for service)

Registrant's telephone number, including area code: (847) 573-0365

Date of fiscal year end: March 31

Date of reporting period: September 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Forester Value Fund

SEMI-ANNUAL REPORT

SEPTEMBER 30, 2005 (Unaudited)

This report is submitted for the general information of shareholders of The Forester Funds.  It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information.  Read the Prospectus carefully before you invest or send money.

THE FORESTER VALUE FUND

LETTER TO SHAREHOLDERS

SEPTEMBER 30, 2005 (UNAUDITED)

Dear Fellow Shareholder:

We wanted to wish each of you a joyous holiday season!

The big news the past six months was huge rally in the price of oil. A string hurricanes hit the Gulf Coast during the period wreaking havoc on New Orleans as well as much of the Gulf oil and natural gas infrastructure.  Crude prices went from the mid-50’s to the mid-60’s by the end of September.  Since the end of September, the price of crude oil has dropped back down to the high-50’s.  Anything related to oil did well.  Not surprisingly Conoco Oil did quite well in the quarter, returning nearly 30%.

Another beneficiary of the hurricanes were the insurance companies.  This may be counter-intuitive.  Many believe that since the insurance companies are paying out claims, it must be bad for them.  However, a stock price is based on future profits.  After the company is done paying today’s claims, it generally has to raise rates to replenish its reserves.  Also, many people who did not have insurance before the storms will now seek insurance.  So the companies benefit from higher rates and more customers.  This works only as long as the damage is not so severe that it puts the company’s survival into jeopardy.  St. Paul Travelers returned 22% over the period.

Other strong performers over the period were two utilities, Exelon and Dominion Resources.  Both of these utilities are benefitting from the building of new homes.  Each new home is a new customer for the utilities.  Exelon is also benefiting from its fleet of nuclear power plants.  These plants have largely been fully depreciated and are not very sensitive to the price of oil or natural gas, so they have been relatively inexpensive to operate.  Both utilities returned about 16% for the period.

The strong stock selection made up for the cost of hedging downside risk over the period.  While the benefits of hedging were not seen during the period, they were pronounced in October where the fund was positive while the indices were negative. Our expectations are that our stock picks will beat the market, while our hedging will reduce volatility and increase return.

We are cautiously optimistic going forward.  The Fed has raised its target interest rate to 4.0%.  This has caused other interest rates to rise as well.  30-year mortgages now stand near 6.25% from close to 5.0% during the past couple of years.  This is causing housing, the main growth engine of the past few years, to slow.  If there is a soft landing in housing, then the markets should do fine.  However, if there is a hard landing, where the price of homes drop, then we could experience a recession, which would be bad for the markets.  We believe that we are uniquely positioned for either of these possibilities.

Thank you for investing with us.

Sincerely,

/s/Thomas H. Forester

President

THE FORESTER VALUE FUND

GRAPHICAL ILLUSTRATION

SEPTEMBER 30, 2005 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

THE FORESTER VALUE FUND

			Schedule of Investments
	September 30, 2005 (Unaudited) (Continued)
Shares/Principal Amount			Market Value	% of Net Assets

Bottled & Canned Soft Drinks
4,500	Coca Cola Enterprises, Inc.		$ 87,750	3.99%

Commercial Banks, NEC
1,940	Citigroup		88,309	4.01%

Electric & Other Services Comb.
1270	Exelon Corp.		67,869	3.08%

Fats & Oils
1,060	Archer Daniels-Midland Co.		26,140	1.19%

Fire, Marine & Casualty Insurance
1,260	American International Group, Inc.		78,070
2,000	St. Paul Travelers Co.		89,740
320	Hartford Financial		24,694
			192,504	8.74%
Food And Kindred Products
1,190	Altria Group, Inc.		87,715
4,620	Sara Lee Corp.		87,549
			175,264	7.96%
Misc Industrial & Commercial Machinery and Equipment
360	Eaton Corp.		22,878	1.04%

National Commercial Banks
2,070	Bank of America Corp.		87,147
1,610	Wachovia Corp.		76,620
			163,767	7.44%
Petroleum Refining
670	Chevron Corp.		43,369
540	Conoco Phillips		37,751
			81,120	3.68%
Pharmaceutical Preparations
3,460	Pfizer Inc.		86,396
1,940	Wyeth		89,764
			176,160	8.00%
Plastic Materials, Synth Resins & Nonvulcan Elastomers
1,000	Dow Chemical		41,670	1.89%

Public Building & Related Furniture
960	Johnson Controls, Inc.		59,568	2.71%

Radiotelephone Communications
890	Dominion Resources, Inc.		76,665	3.48%

Railroads, Line-Haul Operating
330	Union Pacific Corp.		23,661	1.07%

Real Estate Investment Trusts
1,420	Equity Office Properties		46,448	2.11%

Retail - Eating Places
2,130	McDonalds Corp.		71,334	3.24%

THE FORESTER VALUE FUND

			Schedule of Investments
	September 30, 2005 (Unaudited) (Continued)
Shares/Principal Amount			Market Value	% of Net Assets

Retail - Family Clothing Stores
2,500	Gap, Inc.		43,575	1.98%
Retail - Grocery Store
2,270	Kroger Co.*		46,739	2.12%

Services - Computer Programming
11,000	Novell, Inc.*		81,950	3.72%

Ship & Boat Building & Repairing
730	General Dynamics		87,272	3.96%

Surgical & Medical Instruments
3,220	Boston Scientific Corp.*		75,251	3.42%

Telephone Communications (No Radiotelephone)
1,300	Verizon Communications		42,497	1.93%

Transportation Services
910	FDX Corp.		79,288	3.60%

Wholesale - Drugs, Proprietaries
1,130	Cardinal Health, Inc.		71,687	3.26%

TOTAL COMMON STOCKS (Cost $1,859,683)
			1,929,366	87.63%

PUT OPTIONS Common Stock/Expiration/Exercise		Shares Subject
Underlying Security		to Put
Expiration Date/Exercise Price

S & P Depositary Receipts
October 2005 Puts @ 550		2,000	2,200
October 2005 Puts @ 555		2,000	3,400
October 2005 Puts @ 565		3,000	12,000
TOTAL PUTS OPTIONS			17,600	0.80%
	(Premiums Paid $31,800)
Short-Term Investments
172,320	First American Treasury Fund Class A 3.04% (a)		172,320	7.83%

TOTAL INVESTMENTS
	(Cost $2,063,803)		2,119,286	96.26%

	Other Assets Less Liabilities		82,385	3.74%

	TOTAL NET ASSETS		$ 2,201,671	100.00%

* Non-income producing during the period.
(a) Variable rate security; the coupon rate shown represents the yield at the ending September 30, 2005.
The accompanying notes are an integral part of the financial statements.

THE FORESTER VALUE FUND

Statement of Assets and Liabilities
September 30, 2005 (Unaudited)

Assets:
Investment Securities at Market Value	$2,119,286
(Cost $2,063,803)
Cash	80,546
Receivables:
Dividends	2,783
Interest	1,022
Total Assets	2,203,637
Liabilities:
Management Fees	1,966
Total Liabilities	1,966
Net Assets	$2,201,671

Net Assets Consist of:
Paid In Capital	$2,185,082
Accumulated Undistributed Net Investment Income	7,796
Realized Loss on Investments - Net	(46,690)
Unrealized Appreciation in Value of Investments	55,483
Net Assets, for 201,887, Shares Outstanding (Shares Authorized: Unlimited)	$2,201,671

Net Asset Value and Redemption Price
Per Share ($2,201,671/201,887 shares)	$10.91

The accompanying notes are an integral part of the financial statements.

THE FORESTER VALUE FUND

Statement of Operations
For the six months ended September 30, 2005 (Unaudited)

Investment Income:
Dividends	$11,661
Interest	4,018
Total Investment Income	15,679
Expenses:
Investment Advisor Fees (Note 2)	9,373

Net Investment Income	6,306

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(46,490)
Realized Gain on Options	1,861
Net Change in Unrealized Appreciation of Investments	53,924
Net Realized and Unrealized Gain (Loss) on Investments	9,295

Net Increase in Net Assets Resulting from Operations	$15,601

The accompanying notes are an integral part of the financial statements.

THE FORESTER VALUE FUND

Statements of Changes in Net Assets
	(Unaudited)
	Six Months	For the Year
	Ended	Ended
	9/30/2005	3/31/2005
Increase in Net Assets From Operations:
Net Investment Income	$ 6,306	$ 1,803
Net Realized Gain (Loss) on Investments	(46,490)	8,606
Net Realized Gain (Loss) on Options	1,861	(3,750)
Net Change in Unrealized Appreciation of Investments	53,924	1,558
Net Increase in Net Assets Resulting from Operations	15,601	8,217

Distributions to Shareholders	-	(7,279)

Capital Share Transactions:
Proceeds From Sale of Shares	2,013,580	333,382
Shares Issued on Reinvestment of Dividends	-	7,279
Cost of Shares Redeemed	(205,698)	(22,046)
Net Increase from Capital Share Transactions	1,807,882	318,615

Total Increase	1,823,483	319,553

Net Assets at Beginning of Period	378,188	58,635
Net Assets at End of Period	$ 2,201,671	$ 378,188

The accompanying notes are an integral part of the financial statements.

THE FORESTER VALUE FUND

Financial Highlights
Selected data for a share outstanding throughout the period:
	(Unaudited)
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	9/30/2005		3/31/2005	3/31/2004	3/31/2003	3/31/2002	3/31/2001

Net Asset Value - Beginning of Period	$ 10.91		$ 10.01	$ 10.02	$ 10.00	$ 10.10	$ 10.14
Net Investment Income (a)	0.05		0.11	0.03	0.09	0.23	0.53
Net Gains or Losses on Securities
(realized and unrealized)	(0.05)		2.21	(0.01)	0.48	-	0.02
Total from Investment Operations	-		2.32	0.02	0.57	0.23	0.55

Total Distributions	-		(1.42)	(0.03)	(0.55)	(0.33)	(0.59)

Net Asset Value - End of Period	$ 10.91		$ 10.91	$ 10.01	$ 10.02	$ 10.00	$ 10.10

Total Return (b)	0.00%		23.18%	0.24%	5.75%	2.25%	5.48%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 2,202		$378	$ 59	$108	$ 55	$ 54

Ratio of Expenses to Average Net Assets
After Waiver	1.35%	(c)	0.27%	0.00%	0.00%	0.00%	0.00%
Before Waiver	1.35%	(c)	1.37%	34.65%	19.61%	5.02%	4.78%
Ratio of Net Investment Income to Average Net Assets	0.91%	(c)	1.97%	0.30%	0.86%	2.18%	5.23%

Portfolio Turnover Rate	24%		243%	0%	103%	0%	0%

(a) Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b) Total returns shown assumes reinvestment of dividends.
(c) Annualized

The accompanying notes are an integral part of the financial statements.

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2005 (UNAUDITED)

1.) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Forester Funds, Inc. (the "Company") is an open-end diversified investment company currently offering two series of shares:   The Forester Value Fund and The Forester Discovery Fund. The Company was incorporated as a Maryland corporation on April 7, 1999. The accompanying financial statements are those of the Forester Value Fund (the "Fund").  The Fund commenced operations on September 10, 1999.

The objective of the Fund is to seek long-term growth of capital.

SECURITY VALUATION

Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price as of 4:00 p.m. Eastern time, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges or such System.   Unlisted securities that are not included in such System are valued at the mean of the quoted bid and asked prices in the over-the-counter-market.   Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.  Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

FEDERAL INCOME TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and as such will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS

As is common in the industry, security transactions are accounted for on the trade date (the date the securities are purchased or sold).   Interest income is recorded on the accrual basis.   Bond premiums and discounts are amortized in accordance with Federal income tax regulations. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

USE OF ESTIMATES IN FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.   Actual results could differ from those estimates and assumptions.

SHORT SALES:  The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTION WRITING:  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

2.) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

For the six months ended September 30, 2005, Forester Capital Management, Ltd. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space and certain administrative services, and personnel needed by the Fund.   As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.35% based upon the average daily net assets of the Fund.   For the six months ended September 30, 2005, the Advisor received advisory fees of $9,373.  The Advisor has voluntarily reimbursed the Fund for broker commissions incurred in the purchase and sales of portfolio securities.  These reimbursements have been reflected as an adjustment to the cost and proceeds of the securities purchased and sold in the Fund’s portfolio.  These reimbursements totaled $2,946 for the six months ended September 30, 2005.

DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to which the Fund may pay broker-dealers for distributing shares of the Fund.   This expense is limited to 1/4 of 1% of the Fund's average net assets.   For the six months ended September 30, 2005, no such reimbursements were made.

3.) PURCHASES AND SALES OF SECURITIES

For the six months ended September 30, 2005 purchases and sales of investment securities (excluding short-term securities) were $1,765,596 and $260,368.  At September 30, 2005 the gross unrealized appreciation for all securities totaled $120,241 and the gross unrealized depreciation for all securities totaled $64,758 for a net unrealized appreciation of $55,483.

4.) PUT & CALL OPTIONS PURCHASED

As of September 30, 2005 the Fund had put options value at $17,600.

Transactions in call and put options purchased during the six months ended September 30, 2005 were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at March 31, 2005	-	$ 0
Options purchased	285	114,330
Options written	-	-
Options exercised	(12)	(3,500)
Options expired	(163)	(59,130)
Options terminated in closing purchase transaction	(40)	(19,900)
Options outstanding at September 30, 2005	70	$ 31,800

5.) DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended March 31, 2005 and 2004 were as follows:

	2005	2004
Ordinary income	$7,279	$298

As of March 31, 2005 the components of distributable earnings on a tax basis were $2,227 of undistributed ordinary income.

6.) CAPITAL SHARE TRANSACTIONS

	Six Months Ended September 30, 2005	Year Ended March 31, 2005
Shares sold	186,033	30,138
Shares issued in reinvestment of distributions	-	667
Shares redeemed	(18,817)	(1,991)
Net increase in shares	167,216	28,814

THE FORESTER VALUE FUND

EXPENSE ILLUSTRATION

SEPTEMBER 30, 2005 (UNAUDITED)

Expense Example

As a shareholder of the Forester Value Fund (the "Fund"), you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2005 through September 30, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the 1.00% redemption fee imposed on any redemptions of shares within 30 days of their purchase.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included where applicable, your costs may have been higher.

 The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Forester Value Fund

	Beginning Account	Ending Account	Expenses Paid During the Period*
	Value	Value	April 1, 2005
	April 1, 2005	September 30, 2005	to September 30, 2005

Actual	$1,000.00	$1,000.00	$6.77
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.30	$6.83

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

THE FORESTER VALUE FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2005 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on February 25, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-388-0365, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, 2005, are available without charge upon request by (1) calling the Fund at 1-800-388-0365 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-800-388-0365 to request a copy of the SAI or to make shareholder inquiries.

Annual Approval of Investment Advisory Agreement - Each year the Board of Trustees, including a majority of the independent Trustees, is required to determine whether to renew the Advisory Agreement. The 1940 Act requires that the Board request and evaluate, and that the Advisor provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. In approving the most recent annual continuance of the Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Advisor and the reasonableness of the fees charged for those services.

The Trustees’ evaluation of the quality of the Advisor’s services took into account their knowledge and experience gained through meetings with and reports of the Advisor over the course of the preceding year. The Trustees concluded that the quality and responsiveness of the Advisor’s services were above or comparable to peer group advisors when considering fees charged for a Fund with a comparable level of assets. Both short-term and long-term investment performance of the Fund were considered. The Fund’s current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Fund has outperformed most of its peer groups over the long-term (i.e. the past five years). Based on the experience and positive performance of the Advisor, the Trustees determined they were comfortable that the Advisor could continue its trend of positive results.

The Trustees evaluated the cost of using the Advisor’s services and reviewed the Advisor’s policy of reimbursing the Fund for expenses. The Advisor charges 1.35% for all expenses and has voluntarily agreed to reimburse the Fund for commissions. The Trustees also considered the scope and quality of the in-house capabilities of the Advisor and other resources dedicated to performing services for the Fund. The Trustees concluded that the staff and senior management of the Advisor were experienced industry professionals that were performing their functions in a capable manner through a difficult period in the equities markets. The quality of administrative and other services, including the Advisor’s role in coordinating the activities of the Fund’s other service providers, were considered in light of the Fund’s compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund’s independent public accountants in periodic meetings with the Fund’s Audit Committee. The Trustees found that the responsiveness of the Advisor’s administrative services was satisfactory. The Trustees also considered the business reputation of the Advisor and its financial resources and found that they were satisfactory.

In reviewing the fees payable under the Advisory Agreement, the Trustees compared the fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Advisor concerning the Advisor’s profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. The Trustees also considered the voluntary fee waivers and expense reimbursements made by the Advisor in order to reduce the Fund’s operating expenses. In evaluating the Fund’s advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Fund. Based on these factors, the Trustees found that the Advisor’s fees were fair and reasonable.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of the Fund to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

THE FORESTER VALUE FUND

DIRECTORS AND OFFICERS

SEPTEMBER 30, 2005 (UNAUDITED)

The following table provides information regarding each Director who is not an “interested person” of the Company, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Wayne A. Grudem 612 Paddock Lane Libertyville, IL 60048 Age: 57	Director	Indefinite; 2 Years	2	Mr. Grudem has been a Professor at Phoenix Seminary since August, 2001. Before, he was a Professor at Trinity International University for more than five years.
Michael B. Kelley 612 Paddock Lane Libertyville, IL 60048 Age: 45	Director	Indefinite; 2 Years	2	Mr. Kelley has been a National Account Executive for American Hotel Supply since January, 2004 Before, he was a Sales Executive at WW Grainger for more than 5 years

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Thomas H. Forester[1] 612 Paddock Lane Libertyville, IL 60048 Age: 46	Director; President; Treasurer	Indefinite; 2 Years	2	Mr. Forester has been the President of the Advisor Since 2/99, Officer and Portfolio Manager with Dreman Value Advisors from 5/97 - 1/99.

1 Mr. Forester is considered "Interested” Director of the Fund as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of March 31, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.  Applies to closed-end funds only.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE FORESTER FUNDS, INC.

By /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date December 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date December 7, 2005